ANNUAL REPORT 1996


                                      AFL-CIO
                                HOUSING INVESTMENT
                                       TRUST



Performance Highlights                           1996                 1995

                        Net Assets          $1,383 million    $1,167 million
                        New Investment      $  198 million    $   60 million
                        Reinvestment of
                           Dividends        $   78 million    $   68 million
                        Investment Fundings $  470 million    $  407 million

                        New Commitments     $  361 million    $  328 million
                        Total Participants             395               387

                        Figures are as of December 31

AFL-CIO HOUSING INVESTMENT TRUST
                           ANNUAL REPORT 1996


[Picture of John J. Sweeney
 President, AFL-CIO here]

A MESSAGE FROM THE PRESIDENT OF THE AFL-CIO

     In the record-breaking year of 1996, the AFL-CIO Housing Investment Trust made a strong mark on communities across this nation through its investments in union-built housing, while maintaining the security of the pension dollars invested in it.

     The Trust's accomplishments in 1996 serve as a clear illustration of the AFL-CIO's commitment to working families and their communities. With more than $1.38 billion in net assets under management, the Trust is a respected leader in increasing the nation's supply of decent and affordable housing. It has become a much sought-after resource for community development--not just as a growing source of investment capital, but also for its technical capacity to help structure sound financing arrangements. The investment partnerships it has formed across the country are catalysts for good jobs and economic development. At the same time, HIT continues to produce highly competitive returns which help secure the future for pension beneficiaries.

     The Trust's well-managed investment program complements the work we are doing at the AFL-CIO to improve the lives of working Americans. This is one reason why all three of the new AFL-CIO officers--Secretary-Treasurer Richard Trumka, Executive Vice President Linda Chavez-Thompson, and myself--have chosen to take active roles in HIT. We are proud of what the Trust has achieved, and will continue to achieve, for its participants and communities across the nation.

/s/ John J. Sweeney
John J. Sweeney

                          REPORT TO PARTICIPANTS

[Picture of Richard Ravitch
 Chairman, Board of Trustees here]

     By every important measure, 1996 was one of the most successful years in the history of the AFL-CIO Housing Investment Trust. Impressive performance in a year of market volatility demonstrated once again why the Trust is one of the most attractive fixed-income investment options available to eligible pension plans.

     As we report in the following pages, the Trust in 1996 continued its history of strong, long-term returns for participants, outperforming the standard industry benchmarks. The Trust issued a record volume of loan commitments, and investors showed their confidence with an unsurpassed level of new investment in HIT.

     But we refuse to rest on past achievements. The most important issue for our participants is not where the Trust has been, but where it's going.

     Guided by a prudent management plan and an active investment strategy, the Trust is firmly on track for continued strong results in 1997 and beyond. Its future is grounded in its highly professional staff and comprehensive financial information system, its nationwide network of bankers, brokers, and other investment partners, and its steady pipeline of attractive investment opportunities. As the Trust's assets have grown, so have its financial capabilities. Today the Trust has a wider range of resources at its disposal than ever before, and these resources are fully focused on meeting the long-term needs of you, our investors.

     With this solid foundation, we enter 1997 well-prepared to maintain the competitive position of the Trust. With your continued support, we fully expect this to be another successful year.

/s/ Richard Ravitch
Richard Ravitch

PERFORMANCE
COMPETITIVE WITH INDUSTRY BENCHMARKS

     The impressive performance of the AFL-CIO Housing Investment Trust in 1996 showed once again why the Trust is such an attractive choice for pension investors. Despite fluctuations in the financial markets that some analysts likened to a roller coaster, the Trust finished the year with highly competitive returns for its participants.

    The Trust's total gross rate of return for the year was a strong 5.59 percent, as compared to 5.4 percent for the Salomon Brothers Mortgage Index and 3.6 percent for the Lehman Brothers Aggregate Bond Index. Over longer periods of time, HIT's performance also compared favorably to these indices, as shown in the accompanying table.

     HIT's total net rates of return for the one-, three-, five-, and ten-year periods ending December 31, 1996, were 5.13 percent, 6.94 percent, 7.24 percent, and 8.83 percent, respectively.

Total Gross Rates of Return for HIT and Industry Benchmarks
As of December 31, 1996

                                        1 YEAR     3 YEAR    5 YEAR    10 YEAR
------------------------------------------------------------------------------
AFL-CIO HOUSING INVESTMENT TRUST        5.59%      7.46%     7.75%     9.39%
SALOMON BROTHERS MORTGAGE INDEX         5.4%       6.7%      6.9%      8.8%
LEHMAN BROTHERS AGGREGATE BOND INDEX    3.6%       6.0%      7.0%      8.5%

LOAN PRODUCTION - NUMBER OF UNITS CREATED

  YEAR               SINGLE FAMILY     MULTI-FAMILY     TOTAL
  ----------------------------------------------------------------
  1990                -               1,123             1,123
  1991                245             2,500             2,745
  1992                916             1,708             2,624
  1993                366             1,800             2,166
  1994                510             2,862             3,372
  1995                659             6,580             7,239
  1996                337             6,057             6,394

GROWTH
SURPASSING HISTORIC LEVELS

     As a clear signal of investor confidence, participants brought an unprecedented $198 million in new investment to the Housing Investment Trust in 1996. This represented more than triple the $60 million received in the previous year.

     Twenty-two new participants in HIT contributed $108 million of that record investment amount. Three of these new participants were large plans that contributed over $10 million each. The remaining $90 million in new funds came from existing participants who chose to increase their participation in the Trust.

     At year-end, the Trust had $1.38 billion in total net assets under management. This reflected $216 million in growth during 1996--an increase of 19 percent since the end of 1995. The number of participants, too, reached a new high of 395.

                             REPORT TO PARTICIPANTS
PORTFOLIO
MANAGED FOR LONG-TERM GAINS

     The Trust was able to maximize returns to participants through active management of the portfolio, taking advantage of opportunities arising in the volatile mortgage interest rate environment. Strategic portfolio management decisions were made throughout the year to preserve net value and mitigate losses as interest rates fluctuated. Overall duration of the portfolio was carefully monitored. To mitigate the negative impact on the value of the portfolio as interest rates increased, the Trust lowered duration by increasing investments in single family housing and selectively sold off lower yielding, high duration securities. These positive steps are reflected in the performance of the Trust.

PORTFOLIO ALLOCATION AS OF DECEMBER 31, 1996

MORTGAGE BACKED SECURITIES                41.5%
LOCAL INITIATIVES                           .9%
SHORT TERM                                 6.4%
FHA MORTGAGES                             34.5%
FHA CONSTRUCTION LOANS                    16.7%

     At December 31, 1996, the investment portfolio included mortgage-backed securities, 41.5 percent; FHA mortgages, 34.5 percent; FHA construction loans,
16.7 percent; and local initiatives, 0.9 percent. Short-term investments were held to 6.4 percent, consistent with the Trust's strategic plan.

     At the close of the year, the net asset value of the Trust was $1,072.98 per unit, which represented a 2 percent decrease from the prior year.

     The Trust's management structure continued to operate in a highly cost-effective manner, with the ratio of expenses to average net assets dropping to
46 basis points. Total cost per unit for expenses edged down to $4.99 from $5.38 in 1995.

     Ninety-nine percent of the Trust's long-term investments, including construction loans, continued to be insured or guaranteed by the U.S. government or government-sponsored enterprises at year end.

LOAN PRODUCTION VOLUME

  YEAR                       DOLLAR VALUE (IN MILLIONS)
                     SINGLE FAMILY     MULTI-FAMILY     TOTAL
  ----------------------------------------------------------------
  1990                  -              $59               $59
  1991                $26               85               111
  1992                102               67               169
  1993                 42              103               145
  1994                 51              161               212
  1995                 70              258               328
  1996                 35              328               363

INVESTMENT
STRONG FINANCING CAPACITY

     Capitalizing on its capacity for loan production, the Trust was able to move expeditiously in placing its funds into sound investment instruments. The result was a record-setting $363 million in new loan commitments and $470 million in total project financing in 1996. HIT's 1996 new loan commitments represented an 11 percent increase over the $328 million issued in 1995.

     Of the new financing commitments in 1996, $328 million went to 26 multi-family projects and $35 million to single family housing. Together, these commitments are expected to generate more than 6,300 housing units and more than 4,300 new jobs in construction and related industries.

     Projects financed by the Trust were as diverse as the housing needs of this country, illustrated by the New York high-rise, the Southwest-style clusters in El Paso, and the family apartments on a San Francisco hillside.

     The 42-floor City Lights at Queens Landing apartment co-op is part of a mixed income development in the Queens borough of New York City. It offers affordable co-ops with grand views across the East River to the United Nations building on the opposite shore and the rest of Manhattan beyond. Queens Landing is also HIT's largest financing to date, with $86 million in construction and permanent loans that are secured by FHA insurance. The 522-unit high-rise tower is part of a $2.3 billion revitalization of the East River waterfront.

     Corona del Valle is a project taking shape in El Paso, on a site overlooking the Rio Grande. As part of the Trust's Border Initiative, the project will provide decent, affordable dwellings for 100 families, as well as on-site community support services. HIT's $2.8 million in financing is secured through Fannie Mae. The project sets an example for design of affordable housing in its use of smaller buildings and plenty of open space. Masonry insignia of the Bricklayers union are set into the exterior wall above each front door to commemorate that union's active role in developing the project.

[drawings of Corona del Valle and City Lights at Queens Landing projects here]

                          REPORT TO PARTICIPANTS
[drawing of Market Heights project here]

     The Market Heights family apartments nestle into a steeply sloped San Francisco hillside above the thriving Farmers' Market. Improvements were completed in the spring of 1996, and the three low-rise buildings are now fully occupied by 46 mixed-income families. The development includes open areas for children's play and barbequing. The Trust furnished $2.3 million in permanent financing, securitized by Fannie Mae, as part of the project's nearly $10 million total development cost.

     Through its growing national network of investment partners, HIT has been able to engage public and private resources in new ways to meet the country's growing housing needs.

     Service-enriched housing is one of these innovations. Recognizing that low-income residents often lack the support services they need to improve their lives, HIT often works with local partners who will deliver needed services right at the housing project. In Atlanta's renovated Imperial Hotel, for example, an experienced agency will provide on-site case management and comprehensive services to formerly homeless individuals. On-site classrooms and training programs are designed into the Umoja Apartments in Los Angeles.

     Many HIT-financed projects are making a noteworthy contribution to the way in which neighborhoods are revitalized. In District Heights, Maryland, the Woodland Springs Apartments project is completely transforming a dense, deteriorated housing development into a livable, open, lower-density complex. In a seven-city rehabilitation project in New Jersey, the Trust is replacing abandoned buildings with renovated housing for HIV/AIDS patients and their families. This New Jersey initiative will also offer vital medical and social services on-site.

The principal vehicle for HIT's efforts to mobilize investment continued to be the National Partnership for Community Investment--the initiative established four years ago by the AFL-CIO Investment Program. HIT has enjoyed tremendous success in bringing together a wide variety of organizations under the National Partnership umbrella, from

LOAN PRODUCTION - NUMBER OF PROJECTS

  YEAR               SINGLE FAMILY     MULTI-FAMILY     TOTAL
  ----------------------------------------------------------------
  1990                 -               10                10
  1991                 1               20                21
  1992                 6               16                22
  1993                 4               14                18
  1994                 3               18                21
  1995                 3               24                27
  1996                 2               24                26


national-level agencies like the U.S. Department of Housing and Urban Development, Fannie Mae, and Freddie Mac, to state and local housing finance agencies, private nonprofits, and financial institutions. State and local labor organizations usually play a prominent role in these partnerships, and many have formed lasting relationships with other partners that share their goals for decent housing and jobs.

     As part of its National Partnership activities, the Trust participated in the Section 8 Community Investment Demonstration Program, a federal program designed to encourage pension investment in affordable housing. Nineteen innovative HIT-financed projects were designated by the Trust to receive $115 million in project-based Section 8 assistance through this program.

     Through the National Partnership, the Trust continued to target selected metropolitan areas to spur new investment in housing. In San Francisco, for example, the Trust took part in the Mayor's Economic Summit with key public and private sector leaders and pledged $100 million in investment to address the city's housing needs.

     Shortly before year-end, the Trust became the first labor partner in the National Partners in Homeownership--an impressive coalition of leaders in housing, financing, and community development whose goal is to increase homeownership opportunities. Over the next five years, HIT will commit $250 million toward helping to fill the nation's serious shortage of decent, affordable homes.

AVERAGE DOLLARS INVESTED PER PROJECT: MULTI-FAMILY (IN MILLIONS)

YEAR                      DOLLARS PER PROJECT(IN MILLIONS)
---------------------------------------------------------
1990                         $5.90
1991                          4.25
1992                          4.19
1993                          7.36
1994                          8.94
1995                         10.75
1996                         13.67

AVERAGE UNITS PER PROJECT: MULTI-FAMILY

YEAR                      AVERAGE UNITS PER PROJECT
---------------------------------------------------
1990                         112
1991                         125
1992                         107
1993                         129
1994                         159
1995                         274
1996                         252

LOOKING AHEAD
CONFIDENT OF THE FUTURE

     Housing--especially affordable housing--remains one of our nation's most critical needs. The Housing Investment Trust expects to play a prominent role in pursuing innovative solutions to national housing needs, in cooperation with HUD, Fannie Mae, Freddie Mac, state housing finance agencies, and other partners. As we do that, we will take advantage of opportunities to put pension funds to work in creating good jobs, revitalizing communities, and providing competitive returns to our investors and the working men and women who are our ultimate beneficiaries.

1996 PARTICIPANTS MEETING

The 1996 Annual Meeting of Participants was held in Washington D.C. on June 24, 1996. The following matters were put to a vote of Participants, through the solicitation of proxies, at the meeting:

     Richard Ravitch was re-elected to chair the Board of Trustees by a vote of 767,998.7922 for, 539.3588 against, 0 abstentions, and 358,302.4286 votes not cast.

     The following table details votes pertaining to Trustees who were elected at the Annual Meeting:

Trustee            Votes For  Votes Against    Votes Abstained  Votes not Cast
-------            ---------  -------------    ---------------  --------------
Richard L. Trumka 768,528.1510           0         10.0000       358,302.4286
Linda Chavez-
        Thompson  768,538.1510           0               0       358,302.4286
Frank Hanley      752,582.8636  2,461.2779     13,494.0095       358,302.4286
Walter Kardy      751,996.3709  2,927.0239     13,614.7562       358,302.4286
George Latimer    751,298.2365  2,035.6897     15,204.2248       358,302.4286
H. D. LaVere      737,401.6993 17,511.6955     13,624.7562       358,302.4286

     Trustees Arthur A. Coia, Terrence R. Duvernay, Alfred J. Fleischer, Robert A. Georgine, Frank Hurt, John T. Joyce, A.L. Monroe, Jack F. Moore, Marlyn J. Spear, Tony Stanley, John J. Sweeney and Patricia F. Wiegert were not up for election in 1996. Their terms continued after the date of the Annual Meeting. Trustee George A. Miller, whose term ended at the 1996 Annual Meeting and who did not stand for election in 1996, was appointed by the Board of Trustees to fill the remaining year of the term of the late Anthony R. Presutto.


     KPMG Peat Marwick LLP was ratified as the Trust's Public Accountants by a vote of 754,211.8666 for, 466.0560 against, 13,860.2284 abstentions, and 358,302.4286 votes not cast.

              AMERICAN FEDERATION OF LABOR AND CONGRESS OF
             INDUSTRIAL ORGANIZATIONS HOUSING INVESTMENT TRUST

                          FINANCIAL STATEMENTS










                            DECEMBER 31, 1996
                            -----------------
                            (With Independent
                             Auditor's Report
                                Thereon)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1996
Assets

                    Investments, at value
                      (amortized cost $1,358,215,169)        $1,379,431,358
                    Cash                                          1,063,559
                    Accrued interest receivable                   9,776,240
                    Accounts receivable                             725,609
                    Prepaid expenses and other assets               882,119
                                                             --------------
                    Total assets                              1,391,878,885

Liabilities

                    Accounts payable and accrued expenses           589,236
                    Redemptions payable                           3,746,338
                    Refundable deposits                             754,378
                    Income distribution payable, net
                      of dividends reinvested of $20,656,160      3,625,767
                                                              -------------
                    Total liabilities                             8,715,719
                                                              -------------
                    Net assets applicable to
                    participants' equity -
                       certificates of participation;
                       authorized unlimited; outstanding
                       1,289,082 units) (note 5)             $1,383,163,166
                                                             --------------
                      Net asset value per unit
                      of participation                            $1,072.98
                    See accompanying notes to                --------------
                      financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

FHA Mortgages (34.5%)  Interest   Maturity      Face      Amortized    Value
                        Rates       Date       Amount        Cost
                       --------   --------     ------     ---------    -----
Single Family           7.75%    07/21-08/21  $2,208,118  2,208,118  2,201,263
                        8.00%       07/21      2,115,615  2,125,375  2,138,455
                       10.31%       02/16         79,363     79,363     86,350
                       11.31%       03/16         90,226     90,226    100,149
                                              ----------- ---------  ---------
                                               4,493,322  4,503,082  4,526,217
                                              ----------  ---------  ---------
/TABLE

SCHEDULE OF PORTFOLIO INVESTMENTS

FHA Mortgages   Interest   Maturity      Face      Amortized      Value
  (34.5%)         Rates     Date        Amount        Cost
                --------   --------     ------     ---------     ------
Multi-family     6.50%    08/04       $20,143,847   20,143,847  19,308,155
                 7.25%    12/28-09/36  46,408,948   46,607,939  45,098,174
                 7.43%    05/23        18,173,807   18,570,374  17,875,755
                 7.50%    11/22-07/36  15,175,761   15,329,293  14,850,762
                 7.55%    08/12           989,581      729,251     976,069
                 7.63%    04/31        33,277,751   33,285,603  33,259,398
                 7.75%    04/29        23,400,343   23,407,473  23,585,827
                 7.93%    07/35        19,751,642   19,761,028  20,143,432
                 8.00%    09/31-09/34  11,795,368   11,828,853  12,022,689
                 8.13%    08/29        13,146,800   13,086,073  13,433,765
                 8.25%    02/26-09/35  36,761,991   36,790,538  37,494,163
                 8.30%    08/33         4,697,603    4,700,102   4,835,180
                 8.38%    01/27-11/34  39,505,585   39,527,369  40,960,664
                 8.40%    04/12-01/28  14,886,421   14,515,908  15,446,183
                 8.50%    04/12-02/35  13,305,667   13,146,973  13,855,616
                 8.60%    01/28         2,071,253    2,074,545   2,189,994
                 8.63%    12/29         4,281,850    4,285,477   4,475,249
                 8.64%    09/28         4,321,494    4,321,494   4,407,924
                 8.65%    07/22         1,444,409    1,445,242   1,514,625
                 8.70%    01/27-02/33  13,369,507   13,598,554  13,745,042
                 8.75%    09/36         8,499,028    8,363,610   8,923,980
                 8.80%    10/32         5,681,018    5,684,323   5,965,069
                 8.88%    09/29-06/36  32,395,728   32,308,162  34,506,184
                 9.00%    03/29-06/34  15,372,333   15,282,147  16,279,069
                 9.13%    04/31-05/35  16,504,725   16,509,637  17,398,700
                 9.25%    06/98-06/34  17,029,840   17,147,116  17,616,625
                 9.31%    12/32           184,657      181,378     193,890
                 9.38%    06/32-06/34   6,841,622    6,926,439   7,277,984
                 9.50%    07/27           382,707      393,235     409,496
                 9.73%    01/35         6,451,970    6,453,710   6,581,009
                 9.75%    04/17-01/33   6,745,399    6,720,246   7,191,704
                10.00%    05/02-03/31   5,913,378    5,913,378   6,031,029
                10.15%    03/34         1,973,776    1,973,776   2,111,940
                10.45%    01/30         1,225,983    1,227,362   1,262,763
                11.39%    09/28           376,040      371,329     376,040
                                      -----------  ----------- -----------
                                      462,487,832  462,611,784 471,604,148
                                      -----------  ----------- -----------
               Total FHA Mortgages   $466,981,154  467,114,866 476,130,365
                                         ----------- ----------- -----------
/TABLE
SCHEDULE OF PORTFOLIO INVESTMENTS

FHA
Construction
Loans (16.7%) Interest Rates Maturity Commitment     Face       Amortized        Value
               Perm  Const    Date*    Amount       Amount        Cost
               ----  -----   -------  ---------   ----------  ------------    -----------
              6.75%  6.75%    03/21    1,141,200            0             0     391,193
              6.75%  6.75%    03/38    3,123,100            0             0     336,508
              7.50%  7.50%    05/37   10,145,100    4,134,005     4,134,005     3,666,297
              7.55%  7.55%    11/37    9,225,000    2,285,235     2,298,055     1,901,186
              7.63%  7.63%    12/27   33,989,100    8,792,484     8,759,439     8,330,931
              7.63%  7.63%    04/37   12,068,000    5,444,094     5,429,396     5,027,646
              7.63%  7.63%    06/37   12,105,000    5,067,534     5,072,874     4,774,984
              7.70%  7.95%    04/38   85,621,900   47,023,781    45,114,764    44,726,568
              7.75%  7.75%    10/37    3,050,000    3,050,000     3,045,905     2,959,043
              7.75%  7.75%    01/38    7,218,200      378,926       378,926      (189,710)
              7.80%  7.80%    02/38   21,801,000            0            0       (473,404)
              7.85%  7.85%    01/38    2,621,100      302,936       302,936       (59,026)
              7.88%  7.88%    01/37   13,714,100   12,313,920    12,515,921    12,079,366
              7.88%  7.88%    03/37    4,275,000    2,995,524     2,999,420     2,923,362
              7.90%  8.13%    02/38   41,836,000   13,019,012    12,818,291    12,384,249
              7.91%  7.91%    08/38   27,431,600            0             0      (321,382)
              8.00%  8.00%    07/38    7,600,000    4,731,132     4,582,037     4,767,247
              8.13%  8.13%    08/37   15,013,200   11,401,327    11,409,769    11,554,983
              8.18%  8.65%    02/36    4,247,200    3,524,930     3,465,116     3,565,484
              8.18%  8.65%    11/36   26,999,500   23,218,424    22,835,992    23,471,645
              8.18%  8.65%    11/36   10,079,100    9,156,776     9,038,439     9,251,305
              8.25%  8.25%    11/36    3,645,000    2,347,738     2,350,851     2,439,073
              8.25%  8.50%    02/37    5,265,000    3,343,299     3,348,142     3,499,615
              8.30%  8.30%    06/36    2,702,300    2,523,644     2,523,868     2,594,258
              8.31%  8.31%    03/38   22,998,400    1,200,857     1,206,239     1,966,451
              8.75%  8.75%    05/36    3,861,700    3,451,913     3,466,883     3,699,062
              8.75%  8.80%    03/37   29,095,200   23,704,738    23,710,887    25,247,261
              9.00%  9.00%    11/35    7,306,500    7,171,131     7,077,113     7,684,233
              9.25%  9.25%    05/36   20,599,900   19,329,145    19,334,949    20,771,138
              9.40%  9.40%    01/36    9,706,400    7,520,831     7,526,504     8,491,471
              9.90% 10.00%    10/32    2,261,500    2,185,854     2,188,927     2,344,159
                                      ----------  ----------   -----------
   Total FHA Construction Loans                 $ 229,619,190   226,935,648   229,805,196
 *  Permanent mortgage maturity date.

SCHEDULE OF PORTFOLIO INVESTMENTS

GNMA Securities   Interest   Maturity    Face        Amortized         Value
  (25.7%)           Rates     Date      Amount         Cost
                 --------   --------   ------      ---------      -----------
Single family     7.00%      04/26       $ 9,825,788    9,728,159    9,621,596
                  7.50%      11/25-12/26  14,099,671   14,316,548   14,085,374
                  8.00%      03/17-12/26  80,771,915   82,320,523   82,280,345
                  8.50%      07/21-08/25  76,605,099   79,530,314   79,872,260
                  8.75%      03/25         2,578,361    2,678,167    2,697,207
                  9.00%      05/16-06/25  26,926,424   28,139,732   28,481,400
                  9.25%      05/16-01/25   1,410,457    1,476,907    1,506,727
                  9.50%      08/16-09/21   7,656,682    8,003,542    8,301,374
                 10.00%      06/19            49,887       49,887       54,237
                 11.00%      07/15-09/16     251,800      251,800      286,443
                 11.25%      10/15            90,236       90,236      104,182
                 12.00%      04/15-06/15      69,530       69,530       82,358
                 12.25%      04/15            10,262       10,262       12,134
                 13.00%      07/14             6,254        6,255        7,601
                 13.25%      12/14             8,204        8,204       10,045
                 13.50%      08/14             7,600        7,600        9,395
                                           ---------     --------     --------
                                         220,368,170  226,687,666  227,412,678

------------------------------------------------------------------------------
Multi-family      6.75%      11/28        13,212,931   13,252,295   12,798,856
                  6.88%      01/29        22,540,146   22,619,957   21,770,610
                  7.75%      07/36         7,975,097    7,677,903    8,047,441
                  8.25%      05/32         4,641,246    4,718,365    4,660,196
                  8.50%      01/27-07/29  13,436,445   13,553,400   14,064,278
                  8.75%      12/26         4,424,589    4,424,589    4,563,964
                  9.00%      06/30-05/31  12,756,376   12,145,505   13,649,322
                  9.25%      12/30        10,857,015   10,801,401   10,911,300
                  9.50%      11/27         4,624,699    4,624,699    4,855,934
                  9.75%      10/32         9,713,891    9,715,797   10,250,815
                  9.80%      03/28         4,227,731    4,227,730    4,346,635
                  9.88%      07/31         4,761,032    4,721,771    4,975,278
                 10.05%      05/26         1,267,015    1,267,015    1,300,274
                 10.25%      11/25         3,902,473    3,843,326    4,000,034
                 12.55%      06/25         6,144,174    6,045,865    6,316,979
                                         -----------  -----------  -----------
                                         124,484,858  123,639,918  126,511,916
                                         -----------  -----------  -----------
    Total GNMA Securities               $344,853,028  350,327,284  353,924,594
                                         -----------  -----------  -----------



SCHEDULE OF PORTFOLIO INVESTMENTS

GNMA
Construction
Loans (1.1%) Interest Rates Maturity Commitment    Face       Amortized     Value
               Perm  Const    Date*    Amount      Amount        Cost
               ----  -----   -------  ---------  ----------   ----------  --------

Multi-family  6.75%  6.75%    01/34   $3,733,300   3,105,898   2,591,701   2,913,332
              7.50%  7.50%    05/38    5,440,000   2,013,812   2,016,470   1,820,857
              7.63%  7.63%    10/37    7,615,000     490,258     418,543     366,896
              7.70%  7.85%    04/37    9,041,900   6,115,991   6,147,898   6,147,387
              8.25%   8.25%   09/36    3,272,600   2,833,950   2,833,950   2,906,252
              8.25%   8.25%   09/37    9,934,800   1,039,116   1,042,892   1,322,559
                                                   ---------   ---------   ---------
Total GNMA Construction Loans                    $15,599,025  15,051,454  15,477,283
*  Permanent mortgage maturity date.

FNMA Securities
  (11.3%)       Interest  Maturity    Commitment    Face       Amortized   Value
                  Rates     Date        Amount      Amount        Cost
                ---------  -------     ---------  ----------   ---------- --------
Single family     7.00%   05/26-09/26            $ 5,590,702    5,639,153   5,471,026
                  7.50%   07/24-01/27             22,784,875   23,197,031  22,788,435
                  8.00%   05/25-10/26             41,427,681   41,616,946  42,230,343
                  8.25%   10/21                      251,454      248,658     258,526
                  8.50%   08/21-10/26             23,034,536   23,496,124  23,883,934
                  9.00%   01/24                     1,538,949   1,614,292   1,623,111
                                                   ----------- -----------  ---------
                                                   94,628,197  95,812,204  96,255,375
                                                 ------------  ----------  ----------
------------------------------------------------------------------------------------
Multi-family      7.63%   04/12       $1,488,900           0            0       7,342
                  7.75%   04/12        1,110,800           0            0      28,680
                  7.88%   02/13-04/27  4,222,900           0            0      30,225
                  8.00%   07/13          785,557           0            0       7,191
                  8.00%   11/19-05/20              7,315,202    7,265,556   7,640,584
                  8.13%   05/20                    8,471,806    8,406,102   8,769,727
                  8.25%   03/14-07/28  6,124,232           0            0     264,456
                  8.25%   06/08                    1,183,000    1,157,196   1,230,320
                  8.50%   08/06-05/12  2,850,541           0            0      96,440
                  8.63%   09/06                      778,085      768,539     815,610
                  8.75%   09/25                   10,939,000   10,939,000  11,420,316
                  8.88%   09/25        7,342,000   4,952,843    4,960,650   5,375,008
                  9.00%   08/21        1,138,553           0            0      34,187
                  9.13%   09/15                    4,285,371    4,246,044   4,619,630
                  9.13%   05/22          551,375           0            0      19,203
                  9.13%   07/12                    8,804,176    8,804,176   9,420,469
                  9.25%   06/18-09/26              7,027,074    6,976,759   7,675,234
                  9.75%   02/23                    1,995,360    1,970,470   2,194,895
                                                 -----------  ----------  ----------
                                                  55,751,917   55,494,492  59,649,517
                                                 -----------  -----------  ----------
                  Total FNMA Securities          $150,380,114 151,306,696 155,904,892
                                                 -----------  ----------- -----------


SCHEDULE OF PORTFOLIO INVESTMENTS

FHLMC Securities  Interest   Maturity    Face        Amortized         Value
  (3.4%)           Rates      Date      Amount         Cost
                  --------   --------   ------      ---------      -----------
Single family     7.00%      02/26       $ 1,381,330   1,391,603     1,355,646
                  7.50%      11/03-11/26  10,078,945  10,178,078    10,154,294
                  8.00%      06/24-11/26  12,979,777  13,153,086    13,213,008
                  8.25%      12/22           666,468     662,067       685,629
                  8.50%      07/24-06/25  10,079,004  10,161,719    10,456,967
                  9.00%      03/25         2,285,766   2,323,607     2,415,055
                                          ----------  ----------    ----------
                                          37,471,290  37,870,160    38,280,599
------------------------------------------------------------------------------
Multi-family      8.00%      02/09         8,709,319   8,723,037     8,883,505
                                          ----------  ----------    ----------
                  Total FHLMC Securities $46,180,609  46,593,197    47,164,104
                                         -----------  ----------    ----------

Local Initiatives
  (11.3%)     Interest  Maturity  Commitment      Face         Amortized    Value
                Rates     Date      Amount        Amount          Cost
               -------  -------   ---------   ------------   ------------   ----------
Multi-family   8.00%   12/23-05/25                5,963,013     5,941,699     5,889,375
               8.38%   02/07       $  995,894       995,894     1,022,779       984,569
               8.50%   01/05        1,016,160             0             0        37,387
               8.63%   01/08-09/12  1,254,849             0             0        25,297
               8.63%   06/25                      1,452,806     1,452,806     1,461,231
               9.13%   05/17                        711,710       717,704       740,916
               9.50%   12/11-04/24                3,130,806     3,150,773     3,287,346
                                                 ----------    ----------    ----------
              Total Local Initiatives            12,254,229    12,285,761    12,426,121
                                                 ----------    ---------- -------------
              Total Long-term Investments    $1,265,867,349 1,269,614,906 1,290,832,555




SCHEDULE OF PORTFOLIO INVESTMENTS

Short-Term Investments (6.4%)
                        Interest      Face        Amortized
Description              Rates       Amount         Cost           Value
-----------             --------  -------------  -------------  -----------
Repurchase Agreement
 NationsBank Corp.,
 due 1/2/97                5.25%  $    4,100,000     4,100,000     4,100,000
                                       ---------     ---------     ---------
                                       4,100,000     4,100,000     4,100,000
----------------------------------------------------------------------------
Commercial Paper
 NationsBank Corp.,
 due 1/6/97                5.40%       5,000,000     4,996,250     4,996,250

Washington Gas Light,
 due 1/6/97                5.35%       5,000,000     4,996,285     4,996,285

Prudential Funding
 Corp., due 1/16/97        5.31%       5,000,000     4,988,938     4,988,938

Morgan Stanley Group,
 due 1/17/97               5.33%       5,000,000     4,988,156     4,988,156

American General Corp.,
 due 1/17/97               5.32%       5,000,000     4,988,178     4,988,178

Associates Corp. NA,
 due 1/31/97               5.32%       5,000,000     4,977,833     4,977,833

CIESCO LP, due 2/3/97      5.28%       5,000,000     4,975,800     4,975,800

Transamerica Finance,
 due 2/12/97               5.30%       5,000,000     4,969,083     4,969,083

Corporate Receivable,
 due 2/14/97               5.30%       5,000,000     4,967,611     4,967,611

General Reinsurance Corp.,
 due 2/14/97               5.31%       5,000,000     4,967,550     4,967,550

American Express Credit
 Corp., due 2/20/97        5.34%       5,000,000     4,962,917     4,962,917

Bear Stearns Cos, Inc.,
 due 2/25/97               5.30%       5,000,000     4,959,514     4,959,514

General Electric Capital
 Corp., due 2/26/97        5.27%       5,000,000     4,959,011     4,959,011

Equitable Resources,
 due 2/27/97               5.32%       5,000,000     4,957,883     4,957,883

Merrill Lynch & Co.,
 due 2/28/97               5.35%       5,000,000     4,956,903     4,956,903

Ford Motor Credit Corp.,
 due 3/31/97               5.34%       5,000,000     4,933,992     4,933,992
                                      ------------- ----------    ----------
                                      80,000,000    79,545,904    79,545,904
                                      ------------- ----------    ----------

----------------------------------------------------------------------------
Bankers Acceptance
 SunTrust Banks, Inc.,
 due 3/4/97                5.30%       5,000,000     4,954,359     4,952,899
                                       -----------   ---------     ---------
                                       5,000,000     4,954,359     4,952,899
                                       -----------   ---------     ---------

Total Short-term Investments      $   89,100,000    88,600,263    88,598,803
                                      ------------  ----------    ----------


Total Investments                 $1,354,967,349 1,358,216,169 1,379,431,358
                                  -------------- ------------- -------------
/TABLE

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME:
                            Interest:
                              FHA mortgages                 $34,794,157
                              FHA construction loans         17,793,649
                              GNMA securities                25,634,688
                              GNMA construction loans           970,685
                              FNMA securities                 9,354,031
                              FHLMC securities                3,158,055
                              Local initiatives               1,088,880
                              Short-term investments          6,226,693
                            Discount and (premium)
                              amortization and other
                              income, net                      (764,278)
                                                              ----------
                            Total income                      98,256,560
                                                              ----------
EXPENSES:
                            Salaries and fringe benefits       3,402,914
                            Legal fees                           245,133
                            Consulting fees                      100,480
                            Auditing and tax accounting fees      80,325
                            Insurance                            147,048
                            Marketing and sales promotion        434,105
                            Program development                  249,417
                            Trustee expenses                      28,832
                            General expenses                   1,134,095
                                                               ---------
                            Total expenses                     5,822,349
                                                               ---------
                            Investment income - net           92,434,211
                                                              ----------
                            Net realized gain on sale
                             of investments                      748,269
                            Net change in unrealized
                              appreciation and (depreciation)
                              on  investments (note 4)       (25,991,014)
                                                             ------------
                            Net loss on investments          (25,242,745)
                                                             ------------
                            Net increase in net assets
                             resulting from operations       $67,191,466
                                                             -----------
                            See accompanying notes to
                             financial statements.
/TABLE

STATEMENTS OF CHANGES IN NET ASSETS

Years ended December 31, 1996 and 1995
Increase (Decrease) in
 Net Assets from Operations                  1996                  1995
---------------------------                  ----                  ----
Investment income - net                    $92,434,211          80,933,040
Net realized gain on sale of investments       748,269             269,303
Net change in unrealized appreciation
  and (depreciation)                       (25,991,014)        105,054,153
                                          -------------        -----------
Net increase in net assets
  resulting from operations                 67,191,466         186,256,496
                                           ------------        -----------
Distributions paid to participants
  or reinvested from investment
  income - net                             (91,992,173)        (80,582,576)
                                           ------------         -----------

Increase in net assets from share
  transactions:                               1996                1995
---------------------------------             ----                ----
Proceeds from the sale of 186,419
  and 57,062 units of participation
  in 1996 and 1995, respectively            198,302,502         59,904,702
Dividend reinvestment of 73,296
  and 64,132 units of participation
  in 1996 and 1995, respectively             78,074,306         68,442,605
Payments for redemption of 32,866
  and 2,337 units of participation
  in 1996 and 1995, respectively            (35,306,406)        (2,391,945)
                                            ------------        -----------
Net increase from share transactions         241,070,402        125,955,362
                                            ------------        -----------
Total increase                               216,269,695        231,629,282
                                            ------------        -----------
Net assets at beginning of period          1,166,893,471        935,264,189
                                           -------------      -------------
Net assets at end of period               $1,383,163,166      1,166,893,471
                                          --------------      -------------
See accompanying notes to financial
  statements.
/TABLE

NOTES TO FINANCIAL STATEMENTS

(1)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (the Trust) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940 as a no-load, open-end investment company. The Trust has obtained certain exemptions from the requirements of the Investment Company Act of 1940 which are described in the Trust's prospectus.

     Participation in the Trust is limited to labor organizations and eligible pension, welfare, and retirement plans which have beneficiaries who are represented by labor organizations.

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

Investments are presented at value. Value determinations are summarized by specific category of investment as follows:

     Long-term investments consisting of permanent mortgages, mortgage-backed securities, construction loans and participation certificates are valued using published prices or dealer bids, supported by the present value of the projected cash flows, discounted using market-based discount and prepayment rates, developed individually for each security. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury Note with a weighted average life comparable to the security being valued) adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the marketplace over the yield on U.S. Treasury securities of a comparable risk and maturity to the security being valued. On loans for which the Trust finances the construction and permanent mortgages, value is determined considering funded and unfunded commitment amounts for the term of the construction loan plus the permanent mortgage loan. For construction only loans, the outstanding principal balance of the loan is used to approximate value, assuming no decline in credit quality.

     Short-term investments consisting of repurchase agreements, commercial paper and banker acceptances that mature less than sixty days from the balance sheet date are valued at amortized cost, which approximates value. Short-term investments that mature more than sixty days from the balance sheet date are valued at the last reported sales price on the last business day of the month or the mean between the reported bid and ask price if there was no sale. Short-term investments maturing more than sixty days from the balance sheet date for which there are no quoted market prices are valued to reflect current market yields for securities with comparable terms and interest rates.

     Additional information relative to investment terms and credit risks are described more fully in the Trust's prospectus.

FEDERAL INCOME TAXES

The Trust's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     The total cost of the portfolio of investments for federal income tax purposes approximates the cost of all investments for financial statement purposes.

DISTRIBUTIONS TO PARTICIPANTS

At the end of each calendar quarter (March 31, June 30, September 30, and December 31), pro rata distribution is made to participants of the net investment income earned during the preceding three-month period. Amounts distributable, but not disbursed as of the balance sheet date are classified as income distribution payable.

     Participants fully redeeming their units of participation are paid their pro rata share of undistributed net income accrued through the month-end of redemption.

     The Trust offers an income reinvestment plan which allows current participants to automatically reinvest their income distribution into Trust units of participation. Total reinvestment of distributable income approximated 85 percent for the year ended December 31, 1996.

NOTES TO FINANCIAL STATEMENTS

INVESTMENT INCOME

Interest income is recognized on an accrual basis. Commitment fees, points and other discounts or premiums resulting from the funding or acquisition of mortgage loans or mortgage-backed securities are accounted for as an adjustment to the cost of the investment and amortized over the estimated life of the mortgage loan or mortgage-backed security using the effective interest method of amortization. Realized gains and losses from investment transactions are recorded on the trade date using an identified cost basis.

(2)     TRANSACTIONS WITH AFFILIATES

During the year ended December 31, 1996, certain members of the Trust's staff provided services to the AFL-CIO Building Investment Trust, a Maryland Group Trust managed by a Maryland state bank insured by the Federal Deposit Insurance Corporation. The AFL-CIO has granted permission to use its name. The total cost of these services to the Trust and related expenses, for the year ended December 31, 1996, amounted to $1,084,885. The Trust was reimbursed for $777,954 of these costs with the remaining amount of $306,931 included in the accompanying financial statements as accounts receivable.


(3)     COMMITMENTS

The assets of the Trust are invested in short-term investments until they are required to fund commitments for construction loans, mortgage-backed securities, participation certificates or permanent mortgages. At December 31, 1996, the Trust had remaining unfunded commitments of approximately $335,400,000 to fund construction and permanent mortgages and other investments. The Trust is required to maintain a segregated account of securities in an amount no less than the total unfunded commitments less short-term investments.

(4)     INVESTMENT TRANSACTIONS

A summary of long-term investment transactions, at amortized cost, for the separate instruments included in the Trust's investment portfolio for the year ended December 31, 1996, follows:

Investment
Transactions       FHA     FHA Construc-   GNMA       GNMA Construc-   FNMA        FHLMC      Local
                 Mortgages  tion Loans    Securities   tion Loans    Securities   Securities Initiatives
                 ---------  ------------- ----------  ------------- ---------   ----------  -----------
Balance,
January 1,
1996          $391,182,933   193,669,712  325,461,531  9,808,472     90,406,042    37,970,039  12,731,521

Purchases
and construc-
tion loan
advances, net
of discounts    41,307,042   169,051,104  156,000,339 12,944,080     77,612,636     13,540,622           -

Amortization
of discounts
(premiums)        (378,468)   (1,337,608)   4,732,084    295,015      2,323,764        184,250      21,243

Transfers      119,081,415  (119,081,415)   7,984,399 (7,984,399)             -             -           -

Principal
Reductions     (84,078,056)  (15,366,145)(143,851,069)   (11,714)   (19,035,746)    (5,101,714)   (467,003)
             ------------  -----------    -----------  ----------  ------------     ----------- -----------
Balance       $467,114,866   226,935,648  350,327,284 15,051,454    151,306,696     46,593,197  12,285,761
December
31, 1996


     For the year ended December 31, 1996, the changes in gross unrealized appreciation and depreciation in the value of investments were:

     Unrealized appreciation              $ 49,774,940
     Unrealized depreciation               (75,765,954)
                                           ------------
     Net unrealized depreciation change   $(25,991,014)

     As of December 31, 1996, the accumulated unrealized appreciation of securities was $21,216,189; accumulated undistributed net realized loss on investment transactions totaled $17,914.

(5)     PARTICIPANTS' EQUITY

Participants' equity consisted of the following at December 31, 1996:

     Amount invested and reinvested by current participants    $1,361,394,640
     Excess of redemption over issue price for units
       of participation                                              (222,251)
     Accumulated unrealized appreciation in the value of
       investments                                                 21,216,189
     Accumulated undistributed net realized loss
       on investments                                                 (17,914)
     Accumulated undistributed investment income - net                792,502
                                                               --------------
                                                               $1,383,163,166
                                                               --------------

(6)     RETIREMENT AND DEFERRED COMPENSATION PLANS

The Trust participates in the AFL CIO Staff Retirement Plan, which is a multi employer defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at rates approximating 17.7 percent of employees' salaries during the six months ended June 30, 1996, and
16.9 percent of employees' salaries during the six months ended December 31, 1996. The total Trust pension expense for 1996 was approximately $475,000.

     The Trust also participates in a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits an employee to defer the lesser of 10 percent of their annual salary or the applicable IRS limit. The Trust matches dollar-for-dollar the first $1,150 of an employee's contributions. The Trust's 401(k) matching contribution expense for 1996 was approximately $52,000.

SUPPLEMENTAL INFORMATION

Selected Per Share Data and Ratios For the Years Ended
  December 31, 1996, 1995, 1994, 1993 and 1992


Per Share Data                            1996       1995       1994     1993      1992
                                         ------    ------     -------   ------     -----
                 Investment income     $  84.10     86.50      87.13    91.83     87.28
                 Expenses                 (4.99)    (5.38)     (5.47)   (5.90)    (5.74)
                                          ------    ------     -------  ------   ------
                 Investment income - net  79.11     81.12      81.66    85.93     81.54
                 Distributions from
                  investment income
                  - net                  (78.76)   (80.77)    (81.66)  (83.64)   (81.54)
                 Distributions from
                  realized gains
                  on investments               -        -           -   (2.29)       -

                 Net asset value:
                 Beginning of period   1,098.53    991.40   1,102.58  1,086.40  1,106.90
                 Net realized and
                  unrealized gain
                  (loss) on invest-
                  ments. Net in-
                  crease (decrease)
                  in net asset value     (25.55)   107.13    (111.18)    16.18    (20.50)
                                       ----------  -------   --------- -------   --------
                 End of period        $1,072.98  1,098.53      991.40 1,102.58  1,086.40


Ratios                                  1996       1995       1994      1993    1992
                                        ------    ------     -------   ------  -------
          Ratio of expenses to
           average net assets              .5%        .5%        .5%      .5%       .5%
          Ratio of net investment
           income to average net
           assets                         7.3%       7.6%       7.8%     7.5%      7.4%
          Portfolio turnover rate        20.3%      31.2%      27.5%    24.2%     22.1%
          Number of units outstanding
           at end of period             1,289,082  1,062,234  943,378  767,101  609,295

See accompanying notes to financial statements.

INDEPENDENT AUDITORS' REPORT

To the Participants and Trustees of the American Federation of Labor and Congress of Industrial Organizations Housing
Investment Trust:

     We have audited the accompanying statement of assets and liabilities of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination, or confirmation by correspondence with the custodians, of investments owned at December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                        /s/ KPMG Peat Marwick LLP

January 29, 1997

TRUSTEES
--------------------------
MR. RICHARD RAVITCH, CHAIRMAN           MR. WALTER KARDY
Chairman*                               President
Ravitch, Rice and Company               Specialty Contractors
                                        Management, Inc.
MR. JOHN J. SWEENEY
President*                              MR. GEORGE LATIMER
AFL-CIO                                 Chief Executive Officer
                                        National Equity Fund
MR. RICHARD L. TRUMKA
Secretary-Treasurer                     MR. H.D. LAVERE
AFL-CIO                                 President
                                        Michigan Carpentry, Inc. &
MS. LINDA CHAVEZ-THOMPSON               Thunderbird Homes
Executive Vice President
AFL-CIO                                 Mr. A.L. "MIKE" MONROE
                                        President
MR. ARTHUR A. COIA                      International Brotherhood of
President                               Painters & Allied Trades
Laborers' International Union
of North America                        MR. JACK F. MOORE
                                        Secretary
MR. TERRENCE R. DUVERNAY                International Brotherhood of
Legg Mason Public Finance               Electrical Workers

MR. ALFRED J. FLEISCHER                 MS. MARLYN J. SPEAR
Chairman                                Investment Coordinator
Fleisher-Seeger Construction            Milwaukee & Vicinity Building
Company                                 Trades United Pension Trust Fund

MR. ROBERT A. GEORGINE                  MR. TONY STANLEY
President                               Vice President*
Building & Construction                 TransCon Builders, Inc.
Trades Department, AFL-CIO

MR. FRANK HANLEY                        MS. PATRICIA F. WIEGERT
President                               Retirement Administrator
International Union                     Contra Costa County Employees'
of Operating Engineers                  Retirement Association

MR. FRANK HURT
President
Bakery, Confectionery & Tobacco
Workers International Union

MR. JOHN T. JOYCE                       *Executive Committee Members
President
International Union of Bricklayers
and Allied Craftsworkers

EXECUTIVE OFFICERS                            REGIONAL OFFICES

[photograph of Stephen Coyle]                 GREGORY DYSON
STEPHEN COYLE                                 Northeast Regional Executive
Chief Executive Officer                       1717 K Street, N.W.
                                              Suite 707
[photograph of Michael M. Arnold]             Washington, D.C.  20006
MICHAEL M. ARNOLD                             (202) 331-8055
Director of Investor Relations
                                              PHIL COUTURE
[photograph of Helen R. Kanovsky]             Midwest Regional Executive
HELEN R. KANOVSKY                             5660 Southwyck Boulevard
General Counsel                               Suite 100
                                              Toledo, Ohio  43614
[photograph of James D. Campbell]
JAMES D. CAMPBELL                             JEFFREY GREENDORFER
Chief Investment Officer                      Western Regional Executive
                                              650 California Street, 9th Floor
                                              San Francisco, CA  94108
                                              415/433-3044

                                              COUNSEL OF RECORD
                                              Swidler & Berlin, Chartered
                                              Washington, D.C.

                                              CERTIFIED PUBLIC ACCOUNTANTS
                                              KPMG Peat Marwick LLP
                                              Washington, D.C.

                                              INVESTMENT ADVISER
                                              Wellington Management Company
                                              Boston, Massachusetts

                                              VALUATION CONSULTANTS
                                              Chartered Capital Advisers, Inc
                                               New York, New York

                       William C. Tutt, who served the AFL-CIO Investment Program from its earliest days in the 1960's, has retired from his position as the Trust's Financial Manager. Through the dedication and skill that he brought to his work, he was instrumental in making the Housing Investment Trust what it is today.